                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 1999, as amended, between the First Allmerica Financial Life Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement") in the following manner:

The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.



IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of December __, 2000.


                              FIRST ALLMERICA FINANCIAL LIFE
                              INSURANCE COMPANY

                              By:

                              Its:

Attest:


                              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                              By:

                              Its:

Attest:


                              DREYFUS VARIABLE INVESTMENT FUND

                              By:

                              Its:


Attest:



                              DREYFUS INVESTMENT PORTFOLIOS



                              By:

                              Its:

Attest:

                                    EXHIBIT B

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway Elite            Kemper Gateway Custom            Kemper Gateway Advisor
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



----------------------------------------------------------------------------------------------------------------------------


SEC REGISTRATION NUMBER     333-9965                        333-10283                        333-63091
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            Separate Account KG of          Separate Account KGC of          Separate Account KG of
SEPARATE ACCOUNT            Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
NAME/DATE ESTABLISHED       Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     811-7767                        811-7777                         811-7767


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                  Dreyfus Investment              Dreyfus Investment Portfolios:   Dreyfus Investment
                            Portfolios:                                                      Portfolios:
                            -    MidCap Stock                                                -    MidCap Stock
                                 Portfoli-                  -    MidCap Stock Portfoli-           Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway Plus             Kemper Gateway (TBD)             ValuePlus Assurance
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



----------------------------------------------------------------------------------------------------------------------------


SEC REGISTRATION NUMBER     333-81019                       333-90539                        333-93031
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         A3028-99                        A3030-99                         1036-99
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            Separate Account KG of          Separate Account KG of           FUVUL Separate Account  of
SEPARATE ACCOUNT            Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
NAME/DATE ESTABLISHED       Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     811-7767                        811-7767                         811-09731


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                  Dreyfus Investment              Dreyfus Investment Portfolios:   Dreyfus Variable Investment

                                                                                             Fund:
                                                                                             -    Appreciation
                            Portfolios:                                                           Portfolio
                            -    MidCap Stock                                                -    Quality Bond
                                 Portfoli-                  -    MidCap Stock Portfoli-           Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       PremierFocus                    PremierFocus                     First Union IVA
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            N                               N                                Y



----------------------------------------------------------------------------------------------------------------------------


SEC REGISTRATION NUMBER     N/A                             N/A                              Pending
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         1037-99                         1037-99                          A3029-99
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            FR1 of Allmerica Financial      FQ1 of Allmerica Financial       Separate Account VA-K of
SEPARATE ACCOUNT            Life Insurance and Annuity      Life Insurance and Annuity       Allmerica Financial Life
NAME/DATE ESTABLISHED       Company                         Company                          Insurance and Annuity Company
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              811-6293


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                  The Dreyfus Socially            Dreyfus Variable Investment      Dreyfus Variable Investment
                                                                                             Fund:
                                                            Fund:                            -     Appreciation
                                                            -    Appreciation Portfolio            Portfolio
                                                            -    Quality Bond Portfolio       -    Quality Bond
                                                            -    Money Market Portfolio            Portfolio

                                                            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY


----------------------------------------------------------------------------------------------------------------------------
                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       First Union Private Placement   First Union Private Placement    Kemper Gateway Incentive
                            Annuity                         Annuity
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            N                               N                                Y



----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              333-46716


----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         A3034-00                        A3034-00                         A3032-00
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            UR1 of Allmerica Financial      UQ1 of Allmerica Financial
SEPARATE ACCOUNT            Life Insurance and Annuity      Life Insurance and Annuity
NAME/DATE ESTABLISHED       Company                         Company                          Separate Account KG
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              811-7767


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                  The Dreyfus Socially            Dreyfus Variable Investment      Dreyfus Investment
                                                                                             Portfolios:
                                                                                             -   MidCap Stock
                                                            Fund:                                Portfolio
                                                            -    Appreciation Portfolio
                                                            -    Quality Bond Portfolio

                                                            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------
                                     CONTRACT 11                      CONTRACT 12                     CONTRACT 13
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME       Kemper VUL 2000
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y



----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     333-90995


----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         1033-99
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT
NAME/DATE ESTABLISHED       Separate Account IMO
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     811-09529


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS                  Dreyfus Investment
                            Portfolios:
                            -   MidCap Stock
                                Portfolio
----------------------------------------------------------------------------------------------------------------------------

                                     FUND PARTICIPATION AGREEMENT AMENDMENT

This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 1999, as amended, between the First Allmerica Financial Life Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement"), in the following manner:


The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.



IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of December __, 2000.


                        FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                        By:

                        Its:

Attest:


                        THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                        By:

                        Its:

Attest:


                        DREYFUS VARIABLE INVESTMENT FUND

                        By:

                        Its:


Attest:


                        DREYFUS INVESTMENT PORTFOLIOS



                        By:

                        Its:

Attest:

                                                   EXHIBIT B

                                            CONTRACTS OF THE COMPANY


----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
----------------------------------------------------------------------------------------------------------------------------
  Contract/Product Name     Kemper Gateway Elite            Kemper Gateway Custom            Kemper Gateway Advisor
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



----------------------------------------------------------------------------------------------------------------------------


SEC REGISTRATION NUMBER     333-10285                       333-10395                        333-63089
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            Separate Account KG of First    Separate Account KGC of First    Separate Account KG of First
SEPARATE ACCOUNT            Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
NAME/DATE ESTABLISHED       Insurance Company               Insurance Company                Insurance Company
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     811-7769                        811-7771                         811-7769


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS / ADVISER        Dreyfus Investment              Dreyfus Investment Portfolios:   Dreyfus Investment
                            Portfolios:                                                      Portfolios:
                            -    Dreyfus MidCap             -   Dreyfus MidCap               -   Dreyfus MidCap
                                 Stock Portfolio                Stock Portfolio                  Stock Portfolio

                            DREFUS SOCIALLY RESPONSIBLE     Drefus Socially Responsible      Drefus Socially Responsible
                            GROWTH FUND, INC.               Growth Fund, Inc.                Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY


----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
----------------------------------------------------------------------------------------------------------------------------
  Contract/Product Name     Kemper Gateway (TBD)            ValuePlus Assurance
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Y                               Pending


----------------------------------------------------------------------------------------------------------------------------


SEC REGISTRATION NUMBER     333-90541                       Pending
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM         A3030-99                        1036-99
NUMBERS
----------------------------------------------------------------------------------------------------------------------------
                            Separate Account KG of First    FUVUL Separate Account  of
SEPARATE ACCOUNT            Allmerica Financial Life        First Allmerica Financial Life
NAME/DATE ESTABLISHED       Insurance Company               Insurance Company
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION NUMBER     811-7769                        Pending


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS / ADVISER        Dreyfus Investment              Dreyfus Variable Investment

                                      Fund:
                                                            -    Dreyfus Capital
                            Portfolios:                          Appreciation Portfolio
                            -    Dreyfus MidCap             -    Dreyfus Quality Bond
                                 Stock Portfolio                 Portfolio

                            Drefus Socially Responsible     Dreyfus Socially Responsible
                            Growth Fund, Inc.               Growth Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------